FAIR VALUE CHANGES (Tables)	6 Months Ended
Jun. 30, 2022
Fair Value Measurement [Abstract]
Fair value changes
Fair value changes recorded in net income represent gains or losses arising from changes in the fair value of assets and liabilities, including derivative financial instruments, accounted for using the fair value method and are comprised of the following:

	Three Months Ended		Six Months Ended
FOR THE PERIODS ENDED JUN. 30 (MILLIONS)	2022	2021	2022	2021
Investment properties	$567	$880	$2,413	$1,707
Transaction related (losses) gains, net of expenses	(156)	(282)	(229)	999
Financial contracts	(46)	138	(30)	653
Impairment and provisions	38	(149)	21	(384)
Other fair value changes	(800)	(210)	(792)	(504)
	$(397)	$377	$1,383	$2,471